UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2024

INSMED INCORPORATED
(Exact name of registrant as specified in its charter)

Virginia	000-30739	54-1972729
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 US Highway 202/206 Bridgewater, New Jersey	08807 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (908) 977-9900

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	INSM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 13, 2024, at the annual meeting of shareholders of Insmed Incorporated (the “Company” and the “Annual Meeting”), the Company’s shareholders approved Amendment No. 1 to the Insmed Incorporated Amended and Restated 2019 Incentive Plan (the “2019 Incentive Plan”), which was previously adopted by the Company’s Board of Directors (the “Board”).

A summary of the material terms and conditions of the 2019 Incentive Plan is included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 1, 2024 (the “Proxy Statement”) under “Proposal No. 4: Approval of Amendment No. 1 to the Insmed Incorporated Amended and Restated 2019 Incentive Plan,” which summary is incorporated herein by reference. This summary is qualified in its entirety by, and should be read in conjunction with, (i) the 2019 Incentive Plan, which was included as Exhibit 10.5 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and (ii) Amendment No. 1 to the 2019 Incentive Plan, which was included as Appendix A to the Proxy Statement.

ITEM 5.07 – Submission of Matters to a Vote of Security Holders.

A total of 148,555,217 shares of the Company’s common stock were entitled to vote as of March 12, 2024, the record date for the Annual Meeting. There were 139,739,078 shares present in person or by proxy at the Annual Meeting, at which shareholders voted on four proposals. Set forth below are the matters acted upon by the shareholders, and the final voting results of each such matter.

Proposal 1.	Election of Four Class III Directors.

By the following votes, shareholders elected David R. Brennan, Leo Lee, Carol A. Schafer, and Melvin Sharoky, M.D. to serve as Class III directors until the Company’s 2027 Annual Meeting of Shareholders:

	For	Withheld	Broker Non-Votes
David R. Brennan	120,537,761	8,278,236	10,923,081
Leo Lee	125,634,442	3,181,555	10,923,081
Carol A. Schafer	113,910,394	14,905,603	10,923,081
Melvin Sharoky, M.D.	117,140,717	11,675,280	10,923,081

Proposal 2.	Advisory Vote on the 2023 Compensation of Named Executive Officers.

By the following vote, shareholders approved, on an advisory, non-binding basis, the compensation of our named executive officers, as disclosed in the Proxy Statement:

For	Against	Abstentions	Broker Non-Votes
120,643,045	8,076,144	96,808	10,923,081

Proposal 3.	Ratification of the Appointment of an Independent Registered Public Accounting Firm.

By the following vote, shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024:

For	Against	Abstentions
135,507,026	4,170,279	61,773

Proposal 4.	Approval of Amendment No. 1 to the Insmed Incorporated Amended and Restated 2019 Incentive Plan.

By the following vote, shareholders approved Amendment No. 1 to the 2019 Incentive Plan:

For	Against	Abstentions	Broker Non-Votes
122,169,823	6,589,414	56,760	10,923,081

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2024	INSMED INCORPORATED

	By:	/s/ Michael A. Smith
	Name:	Michael A. Smith
	Title:	Chief Legal Officer and Corporate Secretary